UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                                   FORM 8-K



                                CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      Date of Report:  May 14,  1999




                      ELECTRONIC SYSTEMS TECHNOLOGY INC.
                           (A Washington Corporation)

                        Commission File no. 2-92949-S
                  IRS Employer Identification no. 91-1238077

                              415 N. Quay St. #4
                             Kennewick  WA  99336
                   (Address of principal executive offices)


    Registrant's telephone number, including area code:(509) 735-9092





























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ITEM 5.  OTHER EVENTS

On May 14, 1999, the Company issued press releases regarding the 1999 1st Quarter Financial Performance, the Vicksburg, Mississippi Police Department, and the Franklin County, Washington, Sheriff's Department both selecting the Company's products to establish Mobile Data Computer (MDC) systems. These press releases are incorporated by reference and attached hereto as Exhibits 99.3, 99.4 and 99.5, respectively.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS,
              AND EXHIBITS.

Exhibit 99.3 -  1st Quarter Financial Performance press release issued
                May 14, 1999.

Exhibit 99.4 -  City of Vicksburg, Mississippi press release issued
                May 14, 1999.

Exhibit 99.4 -  Franklin County, Washington Sheriff's Department press release issued May 14, 1999.







































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                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.


    /s/   T.L. KIRCHNER

By: T.L. Kirchner
President
Date: May l7, 1999